Exhibit 32.2
                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Advanced Battery Technologies, Inc. on Form 10-QSB for the quarter period ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Guohua Wan, Chief Financial Officer of Advanced Battery Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

           1.   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Advanced Battery Technologies, Inc. as of and for the period covered by the Report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated:  May 15, 2006                       /s/ Guohua Wan
                                           ----------------------------
                                           Guohua Wan
                                           Chief Financial Officer